UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2018

GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52993	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(Address of Principal Executive Office) (Zip Code)

(561) 427-6144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2018, GelTech Solutions, Inc. (“GelTech”) held its 2018 Annual Shareholders’ Meeting (the “Meeting”).  The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in GelTech’s Proxy Statement filed on May 7, 2018.

Proposal	Votes For	Withheld	Broker Non-Votes
(1) To elect eight member to serve on the Board of Directors:
Michael Reger	55,251,299	314,071	19,622,234
Peter Cordani	55,230,659	334,711	19,622,234
Michael Becker	55,231,849	333,521	19,622,234
David Gutmann	55,230,559	334,811	19,622,234
Leonard Mass	55,232,209	333,161	19,622,234
Phil O’Connell	55,213,069	352,301	19,622,234
Neil Reger	55,190,413	374,957	19,622,234
Victor Trotter	55,232,209	333,161	19,622,234

	Votes For	Votes Against	Abstentions
(2) Approve an amendment to GelTech’s Certificate of Incorporation to increase the authorized shares of common stock to 200,000,000 shares	66,489,895	8,333,058	364,651

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(3) Approve, on an advisory basis, GelTech’s executive compensation.	54,624,824	663,171	277,375	19,622,234

	1 Year	2 Years	3 Years	Abstentions
(4) Advisory vote on the frequency of future advisory votes on executive compensation (the “Frequency Proposal”)	1,410,360	449,505	53,630,795	74,710

	Votes For	Votes Against	Abstentions
(5) To ratify the appointment of GelTech’s independent registered public accounting firm for the fiscal year ending on December 31, 2018.	74,291,604	376,919	519,081

Immediately following the Meeting, GelTech’s Board of Directors was comprised of all of the nominees listed above.  Additionally, all of the proposals were approved.

GelTech has considered the outcome of the Frequency Proposal and has determined, as was recommended with respect to this proposal by GelTech’s Board of Directors in the Proxy Statement for the Meeting, that GelTech will hold an advisory vote on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GELTECH SOLUTIONS, INC.

June 21, 2018	By:	/s/ Michael Hull
Michael Hull, Chief Financial Officer